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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 2, 2006

                       Universal Truckload Services, Inc.
             (Exact name of registrant as specified in its charter)

           Michigan                     120510                 38-3640097
 (State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

           11355 Stephens Road, Warren, Michigan                 48089
         (Address of principal executive offices)              (Zip Code)

                                 (586) 920-0100
              (Registrant's telephone number, including area code)

                                       N/A
                     (Former name, former address and former
                   fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

         On February 2, 2006, Universal Services Truckload, Inc. (the "Company") issued a press release announcing the Company's expansion of its intermodal operations through the acquisition of four intermodal carriers and a new intermodal facility, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

            Exhibit No.       Description
            -----------       --------------------------------------------------
            99.1              Press Release dated February 2, 2006 announcing
                              the Company's expansion of its intermodal operations through the acquisition of four intermodal carriers and a new intermodal facility.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        UNIVERSAL TRUCKLOAD SERVICES, INC.


Date: February 2, 2006                  /s/ Robert E. Sigler
                                        ----------------------------------------
                                        Robert E. Sigler
                                        Vice President, Chief Financial Officer,
                                        Secretary  and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
--------    --------------------------------------------------------------------
99.1        Press Release dated February 2, 2006 announcing the Company's expansion of its intermodal operations through the acquisition of four intermodal carriers and a new intermodal facility.